UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 21, 2007

AUTO UNDERWRITERS OF AMERICA, INC.
(Exact name of Registrant as specified in its charter)

California	000-11582	94-2915849
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

2670 South White Road, Suite 241 San Jose, CA		95148
(Address of principal executive offices)		(Zip Code)

(408) 270-3587
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2007, Robert Vaughan resigned as a member of the Board of Directors of Auto Underwriters of America, Inc. (the “Company”). Mr. Vaughan left for personal reasons and had no disputes with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Auto Underwriters of America, Inc.

Date: February 27, 2007	By: /s/ Dean Antonis
Dean Antonis
President and Treasurer